UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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PLURALSIGHT, INC.

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Pluralsight / Vista: Delivering Compelling, Certain Value Investor Presentation Supplement February 2021 1Pluralsight / Vista: Delivering Compelling, Certain Value Investor Presentation Supplement February 2021 1

The Pluralsight / Vista Transaction Delivers Compelling, Certain Value… Eminence Offers Unsubstantiated Claims Supports Claims by Eminence Relevant Public Eminence asserts Comparables ✓û unrealistic valuations Historical Discount to for Pluralsight that are Public Comparables ✓û based on misleading, cherry-picked Relevant Precedent Transactions analyses and are ✓û unsupported by the Private Equity Interest market, precedent ✓û M&A and our Strategic Parties Interest competitive process ✓û 2 2The Pluralsight / Vista Transaction Delivers Compelling, Certain Value… Eminence Offers Unsubstantiated Claims Supports Claims by Eminence Relevant Public Eminence asserts Comparables ✓û unrealistic valuations Historical Discount to for Pluralsight that are Public Comparables ✓û based on misleading, cherry-picked Relevant Precedent Transactions analyses and are ✓û unsupported by the Private Equity Interest market, precedent ✓û M&A and our Strategic Parties Interest competitive process ✓û 2 2

The Public Markets Do Not Support Eminence's View

Eminence's "Peer" Selection is Clearly Misleading, Pluralsight Has Traded at a Significant Discount to Relevant Peers, and the Discount Has Been Persistent (Not Temporary)

EV / NTM Revenue Multiple

		Average				@ Undisturbed
Since		IPO	2-Year	Since 8/1/19	1-Year	11/9/20
Pluralsight		5.9x	5.6x	4.9x	5.1x	4.9x
Prem. / (Disc.) to:	Peers (Merger Proxy)	(1.0x)	(1.4x)	(1.9x)	(1.9x)	(2.2x)
	Peers (Eminence)	(6.3x)	(7.4x)	(8.3x)	(8.8x)	(10.0x)



EV / NTM Revenue
20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
May-18
Aug-18
Nov-18
Feb-19
May-19
Aug-19
Nov-19
Feb-20
May-20
Aug-20
Nov-20
Historically Pluralsight has traded at a ~2x discount to relevant peers
Eminence "peers" clearly misleading – Pluralsight has traded at a massive 8-10x discount
Current Avg.
Eminence Peers 18.6x
Merger Proxy Peers 9.1x
Pluralsight Txn: 8.1x
Undisturbed: 4.9x
"…temporary disruption from a sales force execution issue in 2019 and COVID 2020 leaves the company trading at a significant discount to peers and its long-term potential." Eminence 2/8/21*
The Facts: Pluralsight began trading at a persistent discount to Eminence's "peers" shortly after IPO, reflecting business model differences (modest barriers to entry / low switching costs) and significantly different growth / profitability profiles (Eminence "peers" Rule of 40 metric 60%+ that of PS)

PLURALSIGHT

Source: FactSet as of February 11, 2021.
Note: Permission to use quotations neither sought nor obtained; **bold** emphasis added.

3

Relevant Precedent Transactions Support Compelling, Certain Value of Pluralsight / Vista Transaction Transaction Above Median of Relevant Precedents Transaction Above Median of All Precedents – Even Eminence’s Cherry- on a Revenue Multiple Basis picked – on a Growth & Profitability Adjusted Basis (1) (EV / NTM Revenue) (EV / NTM Revenue / NTM Rule of 40 ) Pluralsight / Vista 29.0x $60.00 $60.00 Eminence’s cherry-picked, less relevant set of Transaction precedent transactions (see p.5) fail to account for PS’s lower growth and profitability 0.98x $20.26 / share $50.00 $50.00 8.1x NTM Rev. 0.54x NTM Rule of 40 $40.00 $40.00 Eminence Assertion 11.5x 10.9x ($29 / share) Max $30.00 $30.00 0.55x 0.55x 0.55x 8.4x 8.4x 0.37x 6.6x 6.9x $20.00 6.5x $20.00 0.34x Median Transaction Price 0.26x 0.25x 6.7x 6.7x $10.00 $10.00 0.25x 0.25x Min 3.2x 2.3x 0.09x 0.09x $0.00 $0.00 Pluralsight Pluralsight Eminence Akaris Pluralsight Pluralsight Eminence Akaris Merger Proxy Merger Proxy Comparable Comparable Merger Proxy Merger Proxy Comparable Comparable (All) (Sponsors) Transactions Transactions (All) (Sponsors) Transactions Transactions Source: Company Filings, FactSet, Capital IQ, 451 Research. 4 1. Rule of 40 defined as revenue growth + LFCF margin. LFCF margin defined as cashflow from operations less capital expenditures.Relevant Precedent Transactions Support Compelling, Certain Value of Pluralsight / Vista Transaction Transaction Above Median of Relevant Precedents Transaction Above Median of All Precedents – Even Eminence’s Cherry- on a Revenue Multiple Basis picked – on a Growth & Profitability Adjusted Basis (1) (EV / NTM Revenue) (EV / NTM Revenue / NTM Rule of 40 ) Pluralsight / Vista 29.0x $60.00 $60.00 Eminence’s cherry-picked, less relevant set of Transaction precedent transactions (see p.5) fail to account for PS’s lower growth and profitability 0.98x $20.26 / share $50.00 $50.00 8.1x NTM Rev. 0.54x NTM Rule of 40 $40.00 $40.00 Eminence Assertion 11.5x 10.9x ($29 / share) Max $30.00 $30.00 0.55x 0.55x 0.55x 8.4x 8.4x 0.37x 6.6x 6.9x $20.00 6.5x $20.00 0.34x Median Transaction Price 0.26x 0.25x 6.7x 6.7x $10.00 $10.00 0.25x 0.25x Min 3.2x 2.3x 0.09x 0.09x $0.00 $0.00 Pluralsight Pluralsight Eminence Akaris Pluralsight Pluralsight Eminence Akaris Merger Proxy Merger Proxy Comparable Comparable Merger Proxy Merger Proxy Comparable Comparable (All) (Sponsors) Transactions Transactions (All) (Sponsors) Transactions Transactions Source: Company Filings, FactSet, Capital IQ, 451 Research. 4 1. Rule of 40 defined as revenue growth + LFCF margin. LFCF margin defined as cashflow from operations less capital expenditures.

Eminence Cherry-picks Less Relevant Precedent Transactions With Higher Growth and Greater Profitability Eminence’s Cherry-picked Transactions Have a “Rule of 40” Metric Double that of Pluralsight – (1) nd Eminence Precedent Transactions Adjusting for Growth & Profitability to Account for This Disparity Places Pluralsight as the 2 Highest Multiple, Behind Only Slack NTM Rule of 40 Multiple • To arrive at its $29 / share claim (and (2)(3) (Enterprise Value / Revenue / (Revenue Growth + LFCF Margin) 11.5x EV/NTM revenue multiple), Eminence cherry-picks precedent 0.98x transactions involving companies with fundamentally different business models, growth and profitability profiles • Investors measure the balance of Median: 0.54x growth and profitability in enterprise 0.46x SaaS companies using the “Rule of 40” 0.34x 0.38x metric 0.35x 0.33x 0.30x 0.28x 0.25x • Eminence’s suggested deals represent an average Rule of 40 of 30% - double that of Pluralsight at 15% (4) NA Pluralsight Slack MINDBODY MuleSoft SendGrid Tableau Callidus Apptio Ultimate Ellie Mae – 7 of 9 are growing significantly Software Software (ICE) Rule of 40 (>5%) faster than Pluralsight NTM REV. Metric 14% 29% 17% 39% 24% 20% 19% 16% 20% 30% GROWTH 15% 30% – 5 of 9 are meaningfully cash flow NTM FCF avg. 1% 0% (2%) 2% 8% 12% 9% 10% 14% – positive MARGIN Sources: Company press releases, Company filings, 451 Group, CapitalIQ, FactSet and Wall Street research. 1. From Eminence presentation dated February 8, 2021. 2. NTM revenue based on mean analyst consensus estimates for the next twelve-month period as of transaction announcement. NTM revenue growth based on NTM revenue and the revenue from the last completed twelve-month (LTM) period with public filings as of transaction announcement. 5 3. Levered free cash flow based on cash flow from operations less capital expenditures. NTM LFCF margin based on mean analyst consensus estimates for the next twelve-month period as of transaction announcement. 4. Lack of NTM levered free cash flow estimates due to private transaction.Eminence Cherry-picks Less Relevant Precedent Transactions With Higher Growth and Greater Profitability Eminence’s Cherry-picked Transactions Have a “Rule of 40” Metric Double that of Pluralsight – (1) nd Eminence Precedent Transactions Adjusting for Growth & Profitability to Account for This Disparity Places Pluralsight as the 2 Highest Multiple, Behind Only Slack NTM Rule of 40 Multiple • To arrive at its $29 / share claim (and (2)(3) (Enterprise Value / Revenue / (Revenue Growth + LFCF Margin) 11.5x EV/NTM revenue multiple), Eminence cherry-picks precedent 0.98x transactions involving companies with fundamentally different business models, growth and profitability profiles • Investors measure the balance of Median: 0.54x growth and profitability in enterprise 0.46x SaaS companies using the “Rule of 40” 0.34x 0.38x metric 0.35x 0.33x 0.30x 0.28x 0.25x • Eminence’s suggested deals represent an average Rule of 40 of 30% - double that of Pluralsight at 15% (4) NA Pluralsight Slack MINDBODY MuleSoft SendGrid Tableau Callidus Apptio Ultimate Ellie Mae – 7 of 9 are growing significantly Software Software (ICE) Rule of 40 (>5%) faster than Pluralsight NTM REV. Metric 14% 29% 17% 39% 24% 20% 19% 16% 20% 30% GROWTH 15% 30% – 5 of 9 are meaningfully cash flow NTM FCF avg. 1% 0% (2%) 2% 8% 12% 9% 10% 14% – positive MARGIN Sources: Company press releases, Company filings, 451 Group, CapitalIQ, FactSet and Wall Street research. 1. From Eminence presentation dated February 8, 2021. 2. NTM revenue based on mean analyst consensus estimates for the next twelve-month period as of transaction announcement. NTM revenue growth based on NTM revenue and the revenue from the last completed twelve-month (LTM) period with public filings as of transaction announcement. 5 3. Levered free cash flow based on cash flow from operations less capital expenditures. NTM LFCF margin based on mean analyst consensus estimates for the next twelve-month period as of transaction announcement. 4. Lack of NTM levered free cash flow estimates due to private transaction.

Eminence's Claim That Performance is "Inflecting" at "Cyclically Trough Levels" Omits Broadly Understood Timing Impact of PS Live

Sell-side analysts recognize the one-time acceleration of billings pushing PS Live into Q4… why couldn't Eminence?

*[…] **billings had grown by 47% in October 2020**. Second, typically month 1 of a quarter accounts for around 15% of billings in that quarter. Month 2 and 3 together account for 85%, and month 3 alone accounts for c.60% of billings. Putting all this together it appears that for the bulk of 4Q, billings actually grew by c.13%. **This suggests that the 4Q likely benefitted from a positive one-off in October rather than a sustained material improvement in the underlying demand scenario***

– Citi, 2/2/21

*Notably, 2H20 billings ended up being about as expected prior to PS reporting 3Q20 shortfall **(which we believe was impacted by PS Live client conference falling later in calendar year 2020).***

– Baird, 2/1/21

*Business billings grew 18% year-over-year (up from 10% last quarter), **likely supported by the timing of Pluralsight's user conference** (was held in the third quarter in 2019, compared with the fourth quarter in 2020)*

– William Blair, 2/10/21

*…it looks like **deals that slipped in 3Q20 subsequently closed in 4Q20***

– Raymond James, 2/1/21

PLURALSIGHT

Note: Permission to use quotations neither sought nor obtained; **bold** emphasis added.

6

Pluralsight Ran a Robust Process, Overseen and Directed by the Independent Transaction Committee

Transaction Committee established to execute comprehensive process to review strategic alternatives, including remaining standalone public company

3
month review process

14
potentially interested financial and strategic parties engaged

12
parties entered confidentiality agreements

15+
meetings held by the Transaction Committee during process

1
firm offer received, from Vista

23%
price increase negotiated from Vista's original offer

70%
reduction negotiated in TRA payments

0
inbound indications of interest following initial publication of rumors (in Betaville)

0
inbound competing bids following announcement

TRANSACTION COMMITTEE

Independent directors who were not beneficiaries of TRA

Fully empowered to oversee review process and say "no"

Board agreed not to engage in transaction unless approved or recommended by Transaction Committee

PLURALSIGHT
7

Eminence’s Valuations are Misleading and Not Tethered to Reality Eminence claims Pluralsight should be worth $29 or even $53 per share – if that’s true, then: Why did our robust process not result in a higher bid? ▪ Aside from Vista, why did none of the 14 sophisticated strategic acquirers and financial sponsors who engaged with us make a formal bid? ▪ Why did the one other party providing an informal view on value indicate that it could not reach a gross value for Pluralsight above $20 per share (assuming no TRA) – 5% below the gross per share value offered by Vista? ▪ Why would none of those parties take the opportunity to capture such a massive valuation gap? ▪ And why did no other market participant seek to capture that massive valuation gap during the 3 months after deal rumors surfaced and the 2 months after deal announcement by making a topping bid? Why does the stock market not share Eminence’s view of standalone value? ▪ Since Q2’19, we have consistently traded at a ~2x discount to our peers ▪ Our 30-day VWAP before deal signing was $16.23 ▪ On the day before deal rumors surfaced, our stock traded at $16.10 Why do relevant precedent transactions not support higher values? ▪ The Vista transaction multiple is at a premium to precedent transactions ▪ Third highest on “Rule of 40” basis and the second highest among financial sponsor transactions How does Eminence justify its fanciful valuations? ▪ It uses a cherry-picked set of public “comparables” – despite the fact that we have traded at an 8-10x discount to those peers ▪ It uses a cherry-picked set of “comparable” transactions – despite the fact that they imply a Rule of 40 metric double ours 8Eminence’s Valuations are Misleading and Not Tethered to Reality Eminence claims Pluralsight should be worth $29 or even $53 per share – if that’s true, then: Why did our robust process not result in a higher bid? ▪ Aside from Vista, why did none of the 14 sophisticated strategic acquirers and financial sponsors who engaged with us make a formal bid? ▪ Why did the one other party providing an informal view on value indicate that it could not reach a gross value for Pluralsight above $20 per share (assuming no TRA) – 5% below the gross per share value offered by Vista? ▪ Why would none of those parties take the opportunity to capture such a massive valuation gap? ▪ And why did no other market participant seek to capture that massive valuation gap during the 3 months after deal rumors surfaced and the 2 months after deal announcement by making a topping bid? Why does the stock market not share Eminence’s view of standalone value? ▪ Since Q2’19, we have consistently traded at a ~2x discount to our peers ▪ Our 30-day VWAP before deal signing was $16.23 ▪ On the day before deal rumors surfaced, our stock traded at $16.10 Why do relevant precedent transactions not support higher values? ▪ The Vista transaction multiple is at a premium to precedent transactions ▪ Third highest on “Rule of 40” basis and the second highest among financial sponsor transactions How does Eminence justify its fanciful valuations? ▪ It uses a cherry-picked set of public “comparables” – despite the fact that we have traded at an 8-10x discount to those peers ▪ It uses a cherry-picked set of “comparable” transactions – despite the fact that they imply a Rule of 40 metric double ours 8

Transaction Committee and Pluralsight Board Recommend Shareholders Vote “FOR” the Transaction YOUR VOTE IS IMPORTANT. VOTE “FOR” THE TRANSACTION WITH VISTA TODAY. The Transaction Committee and Pluralsight Board recommend that shareholders vote the WHITE proxy card “FOR” all proposals included in Pluralsight’s definitive proxy statement for the March 2, 2021 Special Meeting of Shareholders. If Pluralsight shareholders have any questions or need assistance voting their shares, please contact Innisfree M&A Incorporated, Pluralsight’s proxy solicitor: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022 Shareholders (Toll-Free): 1-877-687-1866 Banks and Brokers (Collect): 1-212-750-5833 9Transaction Committee and Pluralsight Board Recommend Shareholders Vote “FOR” the Transaction YOUR VOTE IS IMPORTANT. VOTE “FOR” THE TRANSACTION WITH VISTA TODAY. The Transaction Committee and Pluralsight Board recommend that shareholders vote the WHITE proxy card “FOR” all proposals included in Pluralsight’s definitive proxy statement for the March 2, 2021 Special Meeting of Shareholders. If Pluralsight shareholders have any questions or need assistance voting their shares, please contact Innisfree M&A Incorporated, Pluralsight’s proxy solicitor: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022 Shareholders (Toll-Free): 1-877-687-1866 Banks and Brokers (Collect): 1-212-750-5833 9

Forward-Looking Statements; Non-GAAP Reconciliation This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding our pending acquisition by affiliates of Vista Equity Partners (the “Transaction”), including items considered by the Transaction Committee and our Board of Directors in approving the Transaction. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the risk that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from the stockholders of Pluralsight for the Transaction or required regulatory approvals are not obtained; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; risks that the Transaction disrupts the current plans and operations of Pluralsight; and the risks described in the filings that we make with the Securities and Exchange Commission (the “SEC”) from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the SEC on February 25, 2020, and amended on March 2, 2020, and which should be read in conjunction with our financial results and forward-looking statements. Our filings with the SEC are available on the SEC filings section of the Investor Relations page of our website at http://investors.pluralsight.com. All forward-looking statements in this communication are based on information available to us as of the date of this communication, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. This presentation includes certain non-GAAP financial measures as defined by SEC rules. The non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to not rely on any single financial measure to evaluate our business. 10Forward-Looking Statements; Non-GAAP Reconciliation This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding our pending acquisition by affiliates of Vista Equity Partners (the “Transaction”), including items considered by the Transaction Committee and our Board of Directors in approving the Transaction. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the risk that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from the stockholders of Pluralsight for the Transaction or required regulatory approvals are not obtained; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; risks that the Transaction disrupts the current plans and operations of Pluralsight; and the risks described in the filings that we make with the Securities and Exchange Commission (the “SEC”) from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the SEC on February 25, 2020, and amended on March 2, 2020, and which should be read in conjunction with our financial results and forward-looking statements. Our filings with the SEC are available on the SEC filings section of the Investor Relations page of our website at http://investors.pluralsight.com. All forward-looking statements in this communication are based on information available to us as of the date of this communication, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. This presentation includes certain non-GAAP financial measures as defined by SEC rules. The non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to not rely on any single financial measure to evaluate our business. 10